                                                                   Exhibit 10.10

                               WARRANT AGREEMENT
                               -----------------

This WARRANT AGREEMENT, dated as of August 15, 2000, is made between VELOCITYHSI, INC., a Delaware corporation (the "Company"), and BANC OF AMERICA
                                                -------
MORTGAGE CAPITAL CORPORATION, a North Carolina corporation (the "Warrant
                                                                 -------
Holder").
------

     WHEREAS, in consideration of the payment of ONE HUNDRED TWELVE THOUSAND FIVE HUNDRED DOLLARS ($112,500), the Company proposes to issue to the Warrant Holder, Common Stock Purchase Warrants, as hereinafter described (the "Warrants"), to purchase an aggregate of FOUR HUNDRED FIFTY THOUSAND (450,000)
 --------
shares of Common Stock, par value $0.01 per share (the "Common Stock"), of the
                                                        ------------
Company (the Common Stock issued or issuable on exercise of the Warrants being herein called the "Warrant Shares"), pursuant to this Warrant Agreement (this
                   --------------
"Agreement").
 ---------

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     SECTION 1. Purchase of Warrants. Concurrently with the execution hereof,
                --------------------
the Warrant Holder is delivering to the Company aggregate consideration of One Hundred Twelve Thousand Five Hundred Dollars ($112,500) against the delivery by the Company of certificates evidencing the Warrants (the "Warrant
                                                          -------
Certificates").
------------

     SECTION 2. Warrant Certificates. Warrant Certificates to be delivered to
                --------------------
the Warrant Holder pursuant to this Agreement shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto.
                                                    ---------
Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates, and, for that purpose, the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of he shall have ceased to hold such office.

     In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been disposed of by the Company, such Warrant Certificates nevertheless may be delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such person was not such officer.

     SECTION 3. Registration. The Company shall number and register the Warrant
                ------------
Certificates in a register as they are issued. The Company may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and shall not be affected by any notice to the contrary.

     SECTION 4. Registration of Transfers and Exchanges. Subject to compliance
                ---------------------------------------
with the terms of clause (iv) of the Warrant Certificate, the Company shall from
                  -----------
time to time register the transfer of any outstanding Warrant Certificates in a Warrant register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be cancelled and disposed of by the Company. Warrant Certificates may be exchanged at the option of the holder(s) thereof when surrendered to the Company at its office for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be cancelled and disposed of by the Company.

     SECTION 5. Warrants; Exercise of Warrants.  Subject to the terms of this
                ------------------------------
Agreement, each Warrant Holder shall have the right, which may be exercised commencing at the opening of business on the date hereof and until 5:00 p.m., Los Angeles time, on August 15, 2005 (the "Expiration Date"), to receive from
                                           ---------------
the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. In the alternative, each holder may exercise its right, during the Exercise Period, to receive Warrant Shares on a net basis, such that, without the exchange of any funds, the holder shall receive that number of Warrant Shares otherwise issuable upon exercise of its Warrants less that number of Warrant Shares having an
                              ----
aggregate current market price (as defined in Section 10(e) below) at the time
                                              -------------
of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the holder of such Warrants. Each Warrant not exercised prior to the Expiration Date shall become void, and all rights thereunder and all rights under this Agreement in respect of Warrants not exercised prior to the Expiration Date shall cease as of the Expiration Date.

A Warrant may be exercised upon surrender to the Company at its office designated for such purpose (the address of which is set forth in Section 14
                                                                  ----------
hereof) of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase in or substantially in the form thereof attached thereto duly filled in and signed, and upon payment to the Company of the exercise price (the "Exercise
                                                                        --------
Price") which is $1.20 per share on the date hereof, but which is subject to
-----
adjustment as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made (i) in cash or by certified or official bank check payable to the order of the Company or by wire transfer, (ii) through the surrender of debt or preferred equity securities of the Company having a principal amount or liquidation preference, as the case may be, equal to the aggregate Exercise Price to be paid (the Company will pay the accrued interest or dividends on such surrendered debt or preferred equity securities in cash at the time of surrender notwithstanding the stated terms thereof), or (iii) in the manner provided in the first paragraph of this Section 5.
                            ---------

Subject to the provisions of Section 6 hereof and clause (iv) of the Warrant
                             ---------            -----------
Certificate, upon such surrender of Warrants and payment of the Exercise Price the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in Section 11; provided, however, that if any consolidation,
                    ----------  --------  -------
merger or lease or sale of assets is proposed to be effected by the Company as described in subsection (j) of Section 10 hereof, or a tender offer or an
             --------------    ----------
exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two (2) business days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence, together with cash in lieu of fractional shares as provided in Section 11. Such certificate or certificates shall be deemed to
            ----------
have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

     The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants (excluding the Warrant Shares, if any, retained by the Company in payment of the Exercise Price as provided in the first paragraph of this Section 5) will be
                                                          ---------
issued and delivered pursuant to the provisions of this Section 5 and of Section
                                                        ---------        -------
2 hereof.
-

     All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled and disposed of by the Company. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders during normal business hours at its office.

     SECTION 6.  Payment of Taxes. The Company will pay all documentary stamp
                 ----------------
taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay
             --------  -------
any tax or taxes which may be payable in respect of any transfer of any Warrant Certificates or any certificates for Warrant Shares into a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     SECTION 7.  Mutilated or Missing Warrant Certificates.  In case any of the
                 -----------------------------------------
Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also reasonably satisfactory to it. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

     SECTION 8.  Reservation of Warrant Shares.  The Company will at all times
                 -----------------------------
reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the
 --------------
Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each holder pursuant to Section 13 hereof.
   ----------

     Before taking any action which would cause an adjustment pursuant to
Section 10 hereof to reduce the Exercise Price below the then par value (if any)
----------
of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

     The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof resulting from any action taken by the Company, excluding any taxes described in Section 6 hereof which the Company
                                          ---------
shall not be obligated to pay and any related liens, charges and security interests.

     SECTION 9.  Obtaining Securities Exchange Listings. The Company will from
                 --------------------------------------
time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

     SECTION 10. Adjustment of Exercise Price and Number of Warrant Shares
                 ---------------------------------------------------------
Issuable. The Exercise Price and the number of Warrant Shares issuable upon the
--------
exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events and the development of the conditions enumerated in this Section 10. For purposes of this Section 10, the term "Common Stock" means
     ----------                       ----------            ------------
shares now or hereafter authorized of any class of common stock of the Company and any other capital stock of the Company, howsoever designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

     (a)  Adjustments for Changes in Capital Stock.

     If and on each occasion that the Company:

               (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

               (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

               (3) combines its outstanding shares of Common Stock into a smaller number of shares;

               (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

               (5) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

          If, after an adjustment, a holder of a Warrant, upon exercise of its Warrant, shall be entitled to receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 10.
                     ----------

          Such adjustment shall be made successively if and on each occasion that any event described above shall occur.

          (b)  Adjustments for Rights Issues.

          If and on each occasion that the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to purchase shares of Common Stock at a price per share less than the Exercise Price in
                                            ----
effect on that record date, the Exercise Price shall be adjusted in accordance with the formula:

                                O + N x P
                                    -----
               E'  =  E  x           E
                                --------
                                    O + N

               where:
               -----

               E' = the adjusted Exercise Price.

               E =  the current Exercise Price.

               O = the number of shares of Common Stock outstanding on the record date.

               N =  the number of additional shares of Common Stock offered.

               P =  the offering price per share of the additional shares.

          The adjustment shall be made successively if and on each occasion that any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If, at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

          (c)  Adjustments for Common Stock Issuances.
               --------------------------------------

          If and on each occasion that the Company issues shares of Common Stock for a consideration per share less than Exercise Price in effect on the date the
                              ----
Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

                                          P
                                          -
               E'  =   E    x     O   +   E
                                  ---------
                                          A

               where:
               -----

               E' = the adjusted Exercise Price.

               E  =  the then current Exercise Price.

               O  =  the number of shares outstanding immediately prior to the issuance of such additional shares.

               P  =  the aggregate consideration received for the issuance of such additional shares.

               A  =  the number of shares outstanding immediately after the issuance of such additional shares.

          The adjustment shall be made successively if and on each occasion that any such issuance is made and shall become effective immediately after such issuance.

          This subsection (c) shall not apply to:
               --------------

               (1)  any of the transactions described in subsection (b) of this
                                                         ----------
          Section 10,
          ----------

               (2) the exercise of Warrants, or the conversion or exchange of other securities convertible or exchangeable for Common Stock,

          (3)  Common Stock issued to the Company's employees under bona fide
                                                                    ---------
     employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this subsection (c) (but only to the extent
                                        --------------
     that the aggregate number of shares excluded by this clause (3) and issued
                                                          ----------
     from time to time after the date of this Warrant Agreement shall not exceed fifteen percent (15%) in the aggregate of all shares of Common Stock actually outstanding at the time of the most recent grant of options under any such plan and provided that the issuance of shares upon the exercise of options to acquire 694,992 shares of Common Stock which were issued prior to the date hereof shall not be counted for purposes of such fifteen percent (15%) limitation),

          (4) Common Stock issued upon the exercise of rights, options or warrants issued to the holders of Common Stock,

          (5) Common Stock issued to shareholders of any person which merges into the Company in proportion to the stock holdings of such person immediately prior to such merger, upon such merger,

          (6) the sale of up to 1,721,816 shares of Common Stock at a price of $0.50 per share to seven officers and employees of the Company as described in the Company's Prospectus dated August 8, 2000 issued in connection with the distribution by BRE Properties, Inc. of shares of Common Stock to its shareholders of record on August 7, 2000, a copy of which the Warrant Holder acknowledges receiving from the Company (the "Prospectus"), or
                                                          ----------

          (7) the issuance of an aggregate of 395,000 shares of Common Stock to six employees of BRE Properties, Inc. without the payment of cash consideration as described in the Prospectus.

     (d)  Adjustments for Convertible Securities Issuances.
          ------------------------------------------------

     If and on each occasion that the Company issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in subsection (b) or (c) of this Section 10) for a
                          ---------------------         -----------
consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the Exercise Price in effect on the date
                            ----
of issuance of such securities, then the Exercise Price shall be adjusted in accordance with the formula:

                                  P
                                  -
          E'  =   E   x   O   +   E
                          ---------
                          O   +   D

          where:
          -----

          E' =  the adjusted Exercise Price.

          E  =  the then current Exercise Price.

          O = the number of shares outstanding immediately prior to the issuance of such securities.

          P = the aggregate consideration received for the issuance of such securities.

          D = the maximum number of shares deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange rate.

     The adjustment shall be made successively if and on each occasion that any such issuance is made and shall become effective immediately after such issuance.

     If all of the Common Stock deliverable upon conversion or exchange of such securities has not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities. This subsection (d) does not
                                                     --------------
apply to convertible securities issued to shareholders of any person which merges into the Company in proportion to the stock holdings of such person immediately prior to such merger, upon such merger.

     (e)  Current Market Price.
          --------------------

     For purposes of this Agreement, the current market price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for the ten (10) consecutive trading days before the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by the Nasdaq National Market, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if neither so reported or listed, the last reported bid price of the Common Stock. In the absence of one or more such quotations, the Board of Directors of the Company shall determine the current market price on a reasonable basis and in good faith.

     (f)  Consideration Received.
          ----------------------

     For purposes of any computations respecting consideration received pursuant to subsections (c) and (d) of this Section 10, the following shall apply:
   ---------------     ---         ----------

          (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash; provided, however, that
                                                         --------  -------
     in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

          (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined on a reasonable basis and in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive and shall be described in a Board resolution; and

          (3) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if
                                 ----
     any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection (f)).
                 -----------     ---         ---------------

     (g)  When De Minimis Adjustments May Be Deferred.
          -------------------------------------------

     No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustments.

     All calculations under this Section 10 shall be made to the nearest
                                 ----------
cent or to the nearest 1/100th of a share, as the case may be.

     (h)  When No Adjustments Required.
          ----------------------------

     No adjustments need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest .

     No adjustments need be made for a change in the par value or no par value of the Common Stock.

     To the extent that the Warrants become convertible into cash, no adjustments need be made thereafter as to the cash. Interest will not accrue on the cash.

     (i)  Notices of Adjustments.
          ----------------------

     Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 14 hereof.
                    ----------

     (j)  Notices of Certain Transactions.
          -------------------------------

          If:

               (1) the Company takes any action that would require an adjustment in the Exercise Price pursuant to subsections (a), (b), (c)
                                                       ---------------  ---  ---
          or (d) of this Section 10;
             ---         ----------

               (2) the Company takes any action that would require a supplemental Warrant Agreement pursuant to subsection (k) of this
                                                     --------------
          Section 10;
          ----------

               (3) the Company takes and action that would entitle the holder(s) of Warrants or Warrant Shares to any rights pursuant to subsection (n) of this Section 10; or
          --------------         ----------

               (4) there is a liquidation, winding up or dissolution of the Company;

then, in each such case, the Company shall mail to Warrant holders a written notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination reclassification, consolidation, merger, transfer, lease, liquidation, winding up or dissolution. The Company shall mail the written notice at least twenty (20) days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

     (k)  Reorganization of Company.
          -------------------------

     If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, then, upon consummation of such transaction, the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger, if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section
-------

10. The successor Company shall mail to Warrant holders a written notice
--
describing the supplemental Warrant Agreement.

     If the issuer of securities deliverable upon exercise of the Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

     If this subsection (k) applies, subsections (a), (b), (c) and (d) of this
             --------------          ---------------  ---  ---     ---
Section 10 shall not apply.
----------

     (l)  When Issuances or Payments May Be Deferred.
          ------------------------------------------


     In any case in which this Section 10 shall require that an adjustment in
                               ----------
the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price, and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to
Section 11; provided, however, that the Company shall deliver to such holder a
----------  --------  -------
due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

     (m)  Adjustment in Number of Shares.
          ------------------------------

     Upon each adjustment of the Exercise Price pursuant to this Section 10,
                                                                 ----------
each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

          N'  =   N   x   E
                          -
                          E'


          where:
          -----

          N' = adjusted number of Warrant shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

          N = the number of Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

          E' =  the adjusted Exercise Price.

               E =  the Exercise Price prior to adjustment.

          (n)  Certain Other Distributions.
               ---------------------------

          If and on each occasion that the Company distributes to all holders of its Common Stock any of its assets, debt securities, preferred stock or other assets or securities of the Company, or any rights, options or warrants to purchase debt, securities, preferred stock, assets or other securities of the Company, then, thereafter, the holder of any Warrant, upon the exercise of the rights represented by such Warrant, will be entitled to receive the number of Warrant Shares being purchased upon such exercise, and, in addition, and without further payment, the other assets, securities and other property which such holder would have received by way of such distribution if such holder (i) had exercised such Warrant immediately prior to the making of such distribution so as to be entitled thereto, and (ii) had retained all such distributions payable in respect of such holder's Warrant Shares or in respect of any assets or property paid as distributions in respect of such Warrant Shares.

          (o)  Form of Warrants.
               ----------------

          Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

          SECTION 11.  Fractional Interests.  The Company shall not be required
                       --------------------
to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of all of the Warrants so presented. If any fraction of a Warrant Share would, notwithstanding the provisions of this
Section 11, be issuable on the exercise of any Warrants (or specified portion
----------
thereof), the Company shall pay an amount in cash equal to the Exercise Price on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

          SECTION 12.  Piggyback Registration Rights.
                       -----------------------------

          (a)  Registration Rights.  If at any time during the "Registration
               -------------------
Period" (as hereinafter defined) the Company proposes to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act")
                                                             --------------
relating to a proposed sale to the public of its Common Stock, whether or not for its own account and whether or not pursuant to the exercise of any demand registration rights held by other security holders (but excluding registrations relating solely to employee stock option or purchase plans or to transactions employing Forms S-4 or S-8, a registration in which the only stock being registered is Common Stock issuable upon conversion of securities which are also being registered, and any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Warrant Shares), the Company will each such time give prompt written notice to the Warrant Holders of its intention to do so and of the Warrant Holders' rights under this Section 12,
                                                                     ----------
at least twenty five (25) days prior to the anticipated filing date of the registration statement. Such notice shall offer all Warrant Holders the opportunity to include in such registration statement such number of Warrant Shares as each such Warrant Holder may request. For purposes hereof, the term "Registration Period" shall mean the period expiring on the seventh anniversary
 -------------------
of the effective date of a registration statement covering shares of the Company's Common Stock which are being offered pursuant to a firm commitment underwritten offering in which an affiliate of the Warrant Holder is the lead underwriter.

     (b)  Registration Procedures.  Upon the written request of any Warrant
          -----------------------
Holder made within ten (10) days after receipt of the Company's notice (which request shall specify the number of Warrant Shares intended to be disposed of by such Warrant Holder), the Company will use its best efforts to effect the registration under the Securities Act and the qualification under any applicable state securities or Blue Sky laws of all Warrant Shares which the Company has been so requested to register by the Warrant Holders; provided that: (i) if the registration involves an underwritten public offering, all Warrant Holders requesting that their Warrant Shares be included in the Company's registration statement must, upon request by the underwriter(s), sell their Warrant Shares to such underwriter(s) selected by the Company or the security holders for whose account the registration is being effected on the same terms and conditions as apply to the Company or the selling security holders on whose account the registration is being effected; and (ii) if a registration involves an underwritten public offering, any Warrant Holders requesting to be included in such registration may elect in writing at least ten (10) days prior to the effective date of the registration statement filed in connection with such registration, not to register any Warrant Shares thereunder. The Company shall have the right to terminate or withdraw any registration initiated by it prior to the effectiveness of the registration statement whether or not any Warrant Holder has elected to include any Warrant Shares in the registration.

     (c)  Priority on Registration.  Further, and notwithstanding the
          ------------------------
foregoing, if a registration involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the total number of shares to be included in such registration, including the Warrant Shares requested to be included pursuant to this Section 12, exceeds the maximum
                                                 ----------
number of shares of Common Stock specified by the managing underwriter that may be distributed without adversely affecting the price, timing or distribution of such shares of Common Stock, then the Company shall include in such registration only such maximum number of shares which, in the reasonable opinion of such underwriter or underwriters can be sold in the following order of priority: (i) first, all of the shares of Common Stock that the Company proposes to sell for its own account or, in the case of a demand registration effected for the account of other security holders, all of the shares of Common Stock that such security holders propose to sell for their own account, and (ii) second, the Warrant Shares and all other shares requested to be included by other holders of Common Stock (except those exercising a demand right) and, in the case of a demand registration, all shares to be included for the account of the Company. To the extent that shares of Common Stock to be included in the registration must be allocated among the Warrant Holders and/or other security holders and/or the Company, such shares shall be allocated pro rata among the Warrant Holders and all other holders of Common Stock who requested inclusion in the registration (except those holders, if any, exercising a demand right) and, in the case of a demand registration, the Company, based upon the number of Warrant Shares or other securities that such holders and/or the Company shall have requested be included in the registration.

     (d)  Exception to Registration Rights.  Notwithstanding the foregoing
          --------------------------------
provisions of this Section 12, no Warrant Holder shall have the right to include
                   ----------
Warrant Shares in a registration statement if the Warrant Shares may be sold by the Warrant Holder without registration pursuant to the provisions of Rule 144(k) under the Securities Act.

     SECTION 13.  Notices to Warrant Holders.  Upon any adjustment of the
                  --------------------------
Exercise Price pursuant to Section 10, the Company shall promptly thereafter (i)
                           ----------
cause to be filed with the Company a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price and the number of Warrant Shares after such adjustment, also setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, and also setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of the Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the registered holders of the Warrant Certificates at its address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such written notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this
Section 13.
----------

     In case:

     (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription right, options or warrants; or

     (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than ordinary cash dividends payable out of earnings or surplus and other than dividends payable in shares of Common Stock and other distributions referred to in subsection (a) of Section 10 hereof); or

     (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or of a tender offer or exchange offer for shares of Common Stock; or

     (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

     (e) the Company proposes to take any action (other than actions of the character described in Section 10(a)) which would require an adjustment of the
                       --------------
Exercise Price pursuant to Section 10;
                           ----------

then the Company shall cause to be given to each of the registered holders of the Warrant Certificates at its address appearing on the Warrant register, at least twenty (20) days prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail or overnight courier, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 13 or any defect therein shall not affect the
                        ----------
legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

     Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

     SECTION 14.  Notices to Company and to Warrant Holders.  Any notice or
                  -----------------------------------------
demand authorized by this Agreement to be given or made by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed to the office of the Company expressly designated by the Company as its office for purposes of this Agreement (until the Warrant Holders are otherwise notified in accordance with this Section 14 by the Company), as
                                           ----------
follows:

                    VelocityHSI, Inc.
                    2175 North California Boulevard
                    Suite 810
                    Walnut Creek, CA 94596
                    Attention: President

     Any notice pursuant to this Agreement to be given by the Company to the registered holder(s) of any Warrant Certificates shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until the Company is otherwise notified in accordance with this Section 14 by such holder) to such holder at the address appearing on the Warrant register of the Company, which address shall initially be the address appearing on the signature page hereof.

     SECTION 15.  Amendments, etc.  The Company may not at any time supplement
                  ---------------
or amend this Agreement without the prior written consent of the holder of the Warrant Certificate.

     SECTION 16.  Successors.  Each of the covenants and provisions of this
                  ----------
Agreement by or for the benefit of each party hereto shall bind and inure to the benefit of the successors in title and assigns of each of such party.

     SECTION 17.  Governing Law.  This Agreement and each Warrant Certificate
                  -------------
issued hereunder shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the internal laws of the State of California.

     SECTION 18.  Benefits of This Agreement.  Nothing in this Agreement shall
                  --------------------------
be construed to give to any person or corporation other than the Company and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the registered holders of the Warrant Certificates.

     SECTION 19.  Termination.  This Agreement shall terminate on the Expiration
                  -----------
Date. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised or redeemed.

     SECTION 20.  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

           [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this WARRANT Agreement to be duly executed as of the day and in the year first above written.


                                           The Company:
                                           -----------

                                           VELOCITYHSI, INC.


                                           By:  /s/ Charles P. Wingard
                                              ---------------------------------
                                                Charles P. Wingard
                                                Senior Vice President, Chief
                                                Financial Officer and Secretary


                                           The Warrant Holder:
                                           ------------------

                                           BANC OF AMERICA MORTGAGE
                                           CAPITAL CORPORATION



                                           By: /s/ Richard D. Ford
                                              ----------------------------------
                                               Richard D. Ford
                                               Senior Vice President

                                           Address: 600 Montgomery Street,
                                                    21/st/ Floor
                                                    San Francisco, California
                                                    94123

                                   EXHIBIT A

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE PURSUANT TO THE TERMS OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NONE OF THEM MAY BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                   EXERCISABLE ON OR BEFORE AUGUST 15, 2005

         No. 1                                       450,000 Warrants

                              Warrant Certificate

                               VELOCITYHSI, INC.

This Warrant Certificate certifies that Banc of America Mortgage Capital Corporation, or registered assigns, is the registered holder of Four Hundred Fifty Thousand (450,000) Warrants expiring August 15, 2005 (the "Warrants") to
                                                                 --------
purchase Common Stock, par value $0.01 per share (the "Common Stock"), of
                                                       ------------
VelocityHSI, Inc., a Delaware corporation (the "Company").  Each Warrant
                                                -------
entitles the holder upon exercise to receive from the Company on or before 5:00 p.m. Los Angeles Time on August 15, 2005 (the "Expiration Date"), one fully paid
                                               ---------------
and nonassessable share of Common Stock (a "Warrant Share") at the initial
                                            -------------
exercise price (the "Exercise Price") of $1.20 payable in lawful money of the
                     --------------
United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to herein.

          Notwithstanding the foregoing, Warrants may be exercised without the exchange of funds pursuant to the net exercise provisions of Section 5 of the
                                                             ---------
Warrant Agreement. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement referred to herein.

          No Warrant may be exercised after the Expiration Date, and to the extent not exercised by such time such Warrants shall become void.

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring on the Expiration Date entitling the holder on exercise to receive shares of Common Stock, and are issued pursuant to a Warrant Agreement dated as of August 15, 2000 (the "Warrant Agreement"), duly
                                                      -----------------
executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

          Warrants may be exercised at any time on or before the Expiration Date The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase attached hereto properly completed and executed, together with payment of the Exercise Price in cash at the office of the Company designated for such purpose. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or, upon compliance with the provisions of clause (iv) hereof, the holder's assignee, a new Warrant
              -----------
Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

          The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

          The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof. Said registration rights are set forth in the Warrant Agreement.

          Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

          Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

          Each new Warrant Certificate issued in the manner contemplated by this Warrant Certificate and each certificate representing a Warrant Share or other securities issued upon exercise of the Warrants represented by this Warrant Certificate shall be stamped or otherwise imprinted with a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NONE OF THEM MAY BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

          The holder of this Warrant Certificate, by acceptance hereof, represents as follows:

          (i) The Warrants have been acquired, and the Warrant Shares issuable upon exercise of the Warrants (collectively the "Acquired Securities")
                                                          -------------------
will be acquired, for investment purposes only for the holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part of the Acquired Securities in contravention of applicable law, and the holder has no present intention of selling, granting any participation in, or otherwise distributing any of the Acquired Securities in contravention of applicable laws. The holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or any third person with respect to any of the Acquired Securities.

          (ii) The holder is, and upon the acquisition of the Acquired Securities upon exercise of the Warrants will be, an "Accredited Investor" within the meaning of Rule 501 of Regulation D of the Rules and Regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). The holder has not been organized for the
              --------------
purpose of acquiring the Acquired Securities.

          (iii) The holder understands that the Acquired Securities it has acquired or may acquire are "restricted securities" within the meaning of Rule 144 under the Securities Act ("Rule 144") inasmuch as they have been or will be acquired from the Company in a transaction not involving a public offering and that under the federal securities law and applicable regulations the Acquired Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the holder represents that it is familiar with Rule 144 and understands the resale limitations imposed thereby and by the Securities Act. The holder acknowledges that its investment in the Acquired Securities may be an illiquid investment requiring the holder to bear the economic risk of the investment for an indefinite period.

          (iv) Without in any way limiting the representation set forth above, the holder agrees not to make any disposition of all or any portion of the Acquired Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Warrant (provided that the holder is making such disposition in a transaction other than pursuant to Rule 144 or under an effective registration statement under the Securities Act and in accordance with any applicable state securities laws), and
(a) the holder shall have notified the Company of the proposed disposition, and
(b) if requested by the Company, the holder shall have furnished to the Company an opinion of counsel, in form and substance reasonably satisfactory to the Company, rendered by a law firm experienced in matters involving the sale of securities under federal and state securities laws, that such disposition will not require registration of the Acquired Securities under the Securities Act or registration or qualification under any state securities or "blue sky" law.

          In the event certificates for Warrant Shares are delivered upon the exercise of the Warrants, the Company may cause a legend or legends to be placed on such certificates to make appropriate reference to the foregoing representations and to restrict transfer of the Warrant Shares in the absence of compliance with applicable federal or state securities laws.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its President and by its Secretary.


          Dated: August 15, 2000.

                                        VELOCITYHSI, INC.


                                        By: /s/ Charles P. Wingard
                                           ---------------------------------
                                            Charles P. Wingard
                                            Senior Vice President, Chief
                                            Financial Officer and Secretary

                         Form of Election to Purchase

                   (To Be Executed Upon Exercise Of Warrant)

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and herewith tenders payment for each such share to the order of VELOCITYHSI, INC. in the amount of $1.20 in accordance with the terms hereof, unless the holder is exercising Warrants pursuant to the net exercise provisions of Section 5 of the Warrant Agreement. The undersigned requests that a
   ---------
certificate for such shares be registered in the name of the undersigned, and that such shares be delivered to the following address:
______________________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of the undersigned and that such Warrant Certificate be delivered to the following address:
________________________________________.



                                        Signature:

Date: _______________                   _______________________